UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2005

Commission File Number 000-31395

VillageEDOCS

(Exact name of registrant as specified in its charter)

CALIFORNIA	33-0668917
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

14471 CHAMBERS RD. STE. 105 TUSTIN CA	92780
(Address of principal executive offices)	(Zip Code)

(714) 734-1030

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On April 15, 2005, VillageEDOCS (the "Company") issued a press release regarding the Company's acquisition of Phoenix Forms, Inc. dba Resolutions.

Item 8.01 Other Events

On April 15, 2005, VillageEDOCS (the "Company") issued a press release regarding the Company's acquisition of Phoenix Forms, Inc. dba Resolutions.

Item 9.01  Financial Statements and Exhibits.

(c)    Exhibits

Exhibit No.	Exhibit Title

Exhibit 99.1	Press Release of the Company dated April 15, 2005.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      April 15, 2005                                                 VILLAGEEDOCS

                                                                                          By:  /s/   Michael A. Richard

                                                                                          Print Name:  Michael A. Richard

                                                                                          Title:  Chief Financial Officer